                                                                   EXHIBIT 10.18

                                 LOAN AGREEMENT
                                 --------------

          THIS AGREEMENT made and entered into as of May 2, 1995 by and between PROVESA, INC., a Georgia corporation (collectively, "Borrower"), and FIRST NATIONAL BANK OF COMMERCE, a national banking association ("Lender").

                             W I T N E S S E T H:
                             -------------------

          WHEREAS, the Lender made a $2,251,200 loan to the Borrower on or about July 8, 1994 (the "Prior Loan"); and

          WHEREAS, the Borrower has requested that the Lender refinance the Prior Loan; and

          WHEREAS, the Lender is willing to refinance the Prior Loan on the terms and subject to the conditions and requirements set forth in this Agreement.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties to this Agreement hereby agree as follows:

                                  ARTICLE I.

                           DEFINITIONS; CONSTRUCTION
                           -------------------------


          Section 1.1. Definitions. For purposes of this Agreement, the
          ------------------------
following terms shall have the indicated meanings as set forth below:

          "Adjusted Tangible Net Worth" shall mean, for any Person, the sum of
           ---------------------------
such Person's Tangible Net Worth plus such Person's Subordinated Debt, all as determined on a consolidated basis.

          "Affiliate" of any Person means any other Person directly or
           ---------
indirectly controlling, controlled by, or under common control with, such Person, whether through the ownership of voting securities, by contract or otherwise.

          "Agreement" shall mean this Loan Agreement, as amended, supplemented
           ---------
or modified from time to time.

          "Bankruptcy Code" shall mean the Bankruptcy Code of 1978, as amended
           ---------------
(11 U.S.C .

(S) 101 et seq.).
        -- ---

          "Borrower" shall have the meaning given such term in the preamble to
           --------
this Agreement and shall include such person's successors and assigns.

          "Business Day" shall mean any day excluding Saturday, Sunday and any
           ------------
other day on which banks are required or authorized to close in Atlanta, Georgia.

          "Capital Expenditures" shall mean, for any fiscal period of any
           --------------------
Person, all expenditures made and liabilities incurred by such Person during such period for the acquisition of items which are not, in accordance with GAAP, treated as expense items for such Person in the period made or incurred or as a prepaid expense applicable to a future period, and such term shall include that portion of any Capitalized Lease Obligations of such Person originally incurred during such period that is capitalized under GAAP, all as determined on a consolidated basis.

          "Capitalized Lease Obligations" shall mean, for any fiscal period of
           -----------------------------
any Person, any Indebtedness of such Person represented by obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP, and the amount of such Indebtedness for purposes hereof shall be the capitalized amount of such obligations as determined on a consolidated basis in accordance with GAAP.

          "Code" shall mean the Internal Revenue Code of 1986, as amended from
           ----
time to time.

          "Collateral" shall mean (i) any and all of the property which is
           ----------
pledged or collaterally assigned to Lender or in which the Lender is otherwise granted a Lien to secure the Obligations pursuant to any and all of the Security Documents, and (ii) any and all cash and non-cash proceeds of the foregoing.

          "Collins" shall mean John W. Collins, a Georgia resident, and his
           -------
heirs, legal representatives, successors and assigns.

          "Contractual Obligation" of any Person shall mean any provision of any
           ----------------------
written agreement, instrument, security, or undertaking to which such Person is a party or by which it or any of the property owned by it is bound.

          "Credit Documents" shall mean, collectively, this Agreement, the Note,
           ----------------
and any Security Documents.

          "Credit Parties" shall mean, collectively, Borrower, DBS and any and
           --------------
all other direct or indirect Subsidiaries of Borrower.

          "Current Assets" shall mean, as of any date, the amount at which all
           --------------
of the current assets of a Person should be shown on a balance sheet of such Person at such date in accordance with GAAP, all as determined on a consolidated basis.

          "Current Liabilities" shall mean, as of any date, the amount at which
           -------------------
all of the current
liabilities of a Person should be shown on a balance sheet of such Person at such date in accordance with GAAP, all as determined on a consolidated basis.

          "Current Maturities of Long-Term Debt" shall mean, with respect to any
           ------------------------------------
particular period and Person, the sum of all principal payments scheduled to be made during such period in respect of the long-term debt of such Person (which for purposes hereof shall include the allocated principal portion of payments due on Capitalized Lease Obligations, and also shall include the current portion of any other long-term debt).

          "Current Ratio" shall mean, for any particular Person, the ratio of
           -------------
such Person's Current Assets to such Person's Current Liabilities, all as determined on a consolidated basis.

          "DBS" shall mean Data Bank Solutions, Inc., a Georgia corporation, and
           ---
its successors and assigns.

          "Default" shall mean any condition or event which, with notice or
           -------
lapse of time or both, would constitute an Event of Default.

          "EBIT" shall mean, for any fiscal period of any Person, an amount
           ----
equal to the sum of such Person's Net Income (Loss) for such period plus, to the
                                                                    ----
extent subtracted in determining such Net Income (Loss), (i) such Person's taxes based on income and (ii) such Person's Interest Expense, all as determined on a consolidated basis.

          "EBITDA" shall mean, for any fiscal period of any Person, an amount
           ------
equal to the sum of such Person's EBIT for such period plus, to the extent
                                                       ----
subtracted in determining such EBIT, such Person's depreciation and amortization expenses, all as determined on a consolidated basis.

          "EBITDAR" shall mean, for any fiscal period of any Person, an amount
           -------
equal to such Person's EBITDA for such period plus, to the extent deducted in
                                              ----
determining such EBITDA, such Person's Rental Expense, all as determined on a consolidated basis.

          "Environmental Laws" means all federal, state, local and foreign laws,
           ------------------
rules and regulations relating to pollution or protection of the environment, including without limitation laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment.

          "ERISA" shall mean the Employee Retirement Income Security Act of
           -----
1974, as amended and in effect from time to time.

          "Event of Default" shall have the meaning provided in Article VIII
           ----------------
hereof.

          "Fixed Charge Coverage Ratio" shall mean, with respect to any
           ---------------------------
particular fiscal period
and Person and based on the 4-quarter period ending therewith, the ratio of such Person's EBITDAR for such 4-quarter period to the sum (without duplication) of
(i) such Person's Current Maturities of Long-Term Debt for such 4-quarter period plus (ii) the sum of such Person's Interest Expense and Rental Expense for such
----
4-quarter period, all as determined on a consolidated basis.

          "Funded Debt" shall mean, for any particular Person, all Indebtedness
           -----------
for money borrowed, Indebtedness secured by Purchase Money Liens, Capitalized Lease Obligations, conditional sales contracts and similar title retention debt instruments, all as determined for such Person on a consolidated basis. The calculation of Funded Debt for any particular Person shall include all Funded Debt of such Person plus all Funded Debt of other Persons to the extent guaranteed by such Person, to the extent secured by any assets of such Person, or to the extent supported by a letter of credit issued for the account of such Person.

          "GAAP" shall mean, as in effect from time to time, United States
           ----
generally accepted accounting principles (which the parties acknowledge and agree shall include the requirement that such principles be consistently applied).

          "Guarantors" shall mean DBS and, so long as the Guaranty Agreement
           ----------
executed by him is in effect, Collins.

          "Guaranty Agreements" shall mean, collectively, the Guaranty
           -------------------
Agreements, dated as of the date hereof, executed separately by the Guarantors in favor of the Lender, and any modification or replacement thereof or therefor.

          "Indebtedness" of any Person shall mean, without duplication: (i) all
           ------------
obligations of such Person which in accordance with GAAP would be shown on the balance sheet of such Person as a liability (including, without limitation, obligations for borrowed money and for the deferred purchase price of property or services, and obligations evidenced by bonds, debentures, notes or other similar instruments); (ii) all rental obligations under leases required to be capitalized under GAAP; (iii) all guaranties of such Person (including contingent reimbursement obligations under undrawn letters of credit); and (iv) Indebtedness of others secured by any Lien upon property owned by such Person, whether or not assumed.

          "Interest Coverage Ratio" shall mean, for any particular fiscal period
           -----------------------
and for any particular Person, the ratio of such Person's EBITDA to such Person's Interest Expense for such period, all as determined on a consolidated basis and calculated on the basis of the 4-quarter period ending with such period.

          "Interest Expense" shall mean, for any fiscal period of any Person,
           ----------------
the total interest expense of such Person, all as determined on a consolidated basis in accordance with GAAP.

          "Lender" shall have the meaning given such term in the preamble to
           ------
this Agreement and
shall include such Person's successors and assigns.

          "Leverage Ratio" shall mean, for any particular Person, the ratio of
           --------------
such Person's total liabilities to such Person's Adjusted Tangible Net Worth, all as determined on a consolidated basis.

          "Lien" shall mean any mortgage, pledge, security interest, security
           ----
deposit, encumbrance, lien or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction).

          "Life Insurance Assignment" shall mean the Collateral Assignment of
           -------------------------
Life Insurance Policy as Collateral, dated the date hereof, executed by Borrower in favor of the Lender with respect to a $1,000,000 face value life insurance policy on the life of Collins, and any modification or replacement thereof or therefor.

          "Loan" shall mean the Prior Loan as refinanced pursuant to Section
           ----
2.01 hereof.

          "Margin Regulations" shall mean Regulation G, Regulation T, Regulation
           ------------------
U or Regulation X of the Board of Governors of the Federal Reserve System, as the same may be in effect from time to time.

          "Material Adverse Effect" shall mean a material adverse effect upon,
           -----------------------
or a material adverse change in, any of the (i) business, results of operations, properties, prospects or financial condition of Borrower and its direct or indirect Subsidiaries taken as a whole, (ii) legality, validity, binding effect or enforceability of any Credit Document, or (iii) ability of the Borrower to perform its payment obligations under the Credit Documents.

          "Net Income (Loss)" shall mean, for any fiscal period of any Person,
           -----------------
the net income (or loss) of such Person on a consolidated basis for such period (taken as a single accounting period) determined in conformity with GAAP, but excluding therefrom (to the extent otherwise included therein and without duplication) (i) any gains or losses, together with any related provisions for taxes, realized by such Person upon any sale of its assets other than in the ordinary course of business, (ii) any other non-recurring gains or losses, and
(iii) any income or loss of any other Person acquired prior to the date such other Person becomes a Subsidiary of the Person whose Net Income (Loss) is being measured or is merged into or consolidated with the Person whose Net Income
(Loss) is being measured or all or substantially all of such other Person's assets are acquired by the Person whose Net Income (Loss) is being measured.

          "Net Worth" shall mean, as of any date and with respect to any Person,
           ---------
such Person's total shareholders' equity (including capital stock, additional paid-in capital and retained earnings, after deducting treasury stock) which would appear as such on a balance sheet of such

Person as of such date prepared on a consolidated basis.

          "Note" shall mean the Promissory Note, dated as of the date hereof,
           ----
executed by the Borrower and payable to the order of the Lender as evidence of the Loan and any extension, renewal, modification or replacement thereof or therefor.

          "Obligations" shall mean, collectively, all amounts now or hereafter
           -----------
owing to the Lender by the Borrower pursuant to the terms of or as a result of this Agreement, the Note, or any other Credit Document, including without limitation, the unpaid principal balance of the Loan and all interest, fees, expenses and other charges relating thereto or accruing thereon, as well as any and all other indebtedness, liabilities, and obligations of the Borrower, whether direct or indirect, absolute or contingent, or liquidated or unliquidated, which may be now existing or may hereafter arise under or as a result of any of the Credit Documents, and together with any and all renewals, extensions, modifications or refinancings of any of the foregoing.

          "Officer's Certificate" shall mean a certificate signed in the name of
           ---------------------
the Borrower by its president, chief executive officer or chief financial officer.

          "PBGC" shall mean the Pension Benefit Guaranty Corporation, or any
           ----
successor thereto.

          "Permitted Lien" shall mean any Lien of a kind which is not prohibited
           --------------
under Section 7.01 hereof.

          "Person" shall mean any individual, partnership, firm, corporation,
           ------
association, joint venture, trust or other entity, or any government or political subdivision or agency, department or instrumentality thereof.

          "Plan" shall mean any "employee pension benefit plan" (as defined in
           ----
Section 3 of ERISA) which is or has been established or maintained, or to which contributions are or have been made, by Borrower or any other Credit Party or by any trade or business, whether or not incorporated, which, together with Borrower or any other Credit Party, is under common control.

          "Prior Loan" shall have the meaning given such term in the
           ----------
introductory paragraphs to this Agreement.

          "Purchase Money Indebtedness" shall mean (i) any Indebtedness incurred
           ---------------------------
for the sole purpose of paying all or any part of the purchase price of any fixed assets, (ii) any other Indebtedness incurred for the sole purpose of financing or refinancing all or any part of the purchase price of any fixed assets, (iii) any Capitalized Lease Obligations, and (iv) any renewals, extensions or refinancings thereof (but not any increases in the principal amounts thereof outstanding at that time).

          "Purchase Money Lien" shall mean a Lien upon fixed assets which
           -------------------
secures the Purchase Money Indebtedness relating thereto but only if such Lien shall at all times be confined solely to the fixed assets the purchase price of which was financed or refinanced through the incurrence of the Purchase Money Indebtedness secured by such Lien and only if such Lien secures solely such Purchase Money Indebtedness.

          "Rental Expense" shall mean, for any particular period and for any
           --------------
particular Person, the total rental expense of such Person for such period, all as determined on a consolidated basis, and which shall include without limitation rental expense under operating leases.

          "Reportable Event" shall mean any of the events set forth in Section
           ----------------
4043(b) of ERISA.

          "Requirement of Law" for any person shall mean the articles or
           ------------------
certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or determination of any arbitrator or a court or other governmental authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

          "SEC" shall mean the Securities and Exchange Commission, or any
           ---
successor thereto.

          "Security Agreements" shall mean, collectively, the Security
           -------------------
Agreements, dated as of the date hereof, executed separately by the Borrower and DBS in favor of the Lender, and any modification or replacement thereof or therefor.

          "Security Documents" shall mean, collectively, the Guaranty
           ------------------
Agreements, the Life Insurance Assignment, the Security Agreements and each other guaranty, security, mortgage or other collateral document, whether now existing or hereafter executed and delivered, guaranteeing or securing any or all of the Obligations.

          "Subordinated Debt" shall mean, with respect to Borrower or any of its
           -----------------
Subsidiaries, any and all Funded Debt of such Person which is subordinated in right of payment to all Obligations on written subordination terms and conditions which are satisfactory in all respects to the Lender.

          "Subsidiary" means, as applied to Borrower, (i) DBS, (ii) any other
           ----------
corporation of which 50 % or more of the outstanding stock (other than directors' qualifying shares) having ordinary voting power to elect a majority of its board of directors (or other governing body), regardless of the existence at the time of a right of the holders of any class or classes (however designated) of securities of such corporation to exercise such voting power by reason of the happening of any contingency, or any partnership of which 50% or more of the outstanding partnership interests is, at the time, directly or indirectly owned by Borrower or by one or more Subsidiaries of Borrower, and
(iii) any other entity which is directly or indirectly controlled or capable of being controlled by Borrower or by one or more Subsidiaries of Borrower.

          "Tangible Net Worth" shall mean, as of any particular date and with
           ------------------
respect to any particular Person, the Net Worth of such Person as of such date less the sum of (i) all assets of such Person as of such date which should be
----
classified as intangible assets under GAAP (including, without limitation, goodwill) and (ii) all accounts receivable and other debts due to such Person at such time from any of its officers, directors, shareholders, or other Affiliates, all as determined on a consolidated basis.

          Section 1.2.  Accounting Terms and Determinations.  Unless otherwise
                        -----------------------------------
defined or specified herein, all accounting terms shall be construed herein, all accounting determinations hereunder shall be made, all financial statements required to be delivered hereunder shall be prepared, and all financial records shall be maintained in accordance with GAAP; provided, however, that compliance
                                             --------  -------
with any and all financial covenants and calculations provided for herein, and in the definitions used in such covenants and calculations, shall be calculated, made and applied on a consolidated basis in accordance with GAAP as in effect on the date of this Agreement applied on a basis consistent with the preparation of the financial statements referred to in Section 6.01 hereof unless and until the parties hereto enter into a written amendment agreement with respect thereto.

          Section 1.3.  Other Definitional Terms.  The words "hereof", "herein"
                        ------------------------
and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Any pronoun used herein shall be deemed to cover all genders and all singular terms used herein shall include the plural and vice versa. Unless otherwise expressly indicated herein, all references herein to a period of time which runs "from" or "through" a particular date shall be deemed to include such date, and all references herein to a period of time which runs "to" or "until" a particular date shall be deemed to exclude such date. Unless otherwise defined or specified herein, all other terms used herein shall have the meanings, if any, given such terms in the Uniform Commercial Code as in effect on this date in the State of Georgia as the same may be hereafter amended or supplemented from time to time.

                                  ARTICLE II.

                                      LOAN
                                      ----

          Section 2.1.  Refinancing of Prior Loan.  Subject to the terms and
                        -------------------------
conditions of this Agreement, the Lender hereby agrees to permit the Borrower to refinance, extend and renew the Prior Loan in accordance with the terms and conditions of the Note (the Prior Loan as so refinanced, extended and renewed being herein referred to as the "Loan").

          Section 2.2.  Note; Repayment of Principal and Interest.  The
                        -----------------------------------------
Borrower's obligation to pay to the Lender the principal of and interest on the Loan shall be evidenced by the records of the Lender and by the Note. The Loan shall bear interest at the rate or rates per annum specified in the Note and such interest shall be calculated in the manner specified in the Note. The principal of and accrued interest on the Loan shall be payable as provided in the Note.


                                  ARTICLE III.

                              GENERAL CREDIT TERMS
                              --------------------

          Section 3.1.  Payments, Prepayments and Computations.  Except as may
                        --------------------------------------
be otherwise specifically provided herein, all payments by the Borrower with respect to the Loan or any other Obligations under this Agreement or any of the other Credit Documents shall be made without defense, set-off or counterclaim to the Lender not later than 2:00 p.m. (Eastern Time) on the date when due and shall be made in lawful money of the United States of America in immediately available funds. Any payment received by Lender on a non-Business Day or after 2:00 p.m. (Eastern Time) on any Business Day shall be deemed received by Lender at the opening of its business on the next Business Day. Whenever any payment to be made hereunder or under the Note or any of the other Credit Documents shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the applicable rate during such extension. All computation of interest or fees due hereunder or under any of the other Credit Documents shall be made on the basis of a year of 360 days and the actual number of days elapsed. The Loan may be prepaid in whole or in part in accordance with the terms and conditions of the Note.

          Section 3.2.  Collateral and Guaranties.  The Obligations shall be
                        -------------------------
secured pursuant to the Security Agreements and the Life Insurance Assignment. The Obligations also shall be guaranteed by the Guarantors pursuant to (and, in the case of Collins, subject to any limitations expressly provided in) the Guaranty Agreements. The Borrower also shall execute or deliver (or cause to be executed and delivered by DBS) any and all financing statements and such other documents as the Lender may reasonably request from time to time in order to perfect or maintain the perfection of the Lender's Liens under such Security Documents.

          Section 3.3.  Loan Account.  The Lender shall open and maintain on its
                        ------------
books a loan account in the name of the Borrower and such loan account shall show as debits thereto all advances under the Loan made to the Borrower under this Agreement and as credits thereto all payments received by the Lender and applied thereto so that the balance of the loan account of the Borrower with the Lender at all times shall reflect the principal amount of the Loan then outstanding from the Lender to the Borrower. The entries made in the aforesaid loan account shall be prima facie evidence, in the absence of manifest error, of
                      ----- -----
the existence and amounts of the Obligations of the Borrower therein recorded and any payments thereon. The Lender will account to the Borrower from time to time with periodic statements of borrowings, charges and payments made pursuant to this Agreement and the other Credit Documents, and each such account rendered by the Lender shall be deemed final, binding and conclusive unless the Lender is notified by the Borrower in writing within thirty (30) days after the date such account is so rendered that the Borrower disputes any item thereof (but any such notice by the Borrower shall be deemed an objection only to those items specifically set forth in such notice). Failure by the Lender to render any such account shall in no way affect Lender's rights hereunder or under any of the other Credit Documents.

          Section 3.4.  Agreements Regarding Interest and Other Charges.
                        -----------------------------------------------
Borrower and the Lender hereby agree that the only charges imposed or to be imposed by the Lender upon Borrower for the use of money in connection with the Loan is and will be the interest required to be paid under the provisions of this Agreement as well as the related provisions of the Note. In no event shall the amount of interest due and payable under this Agreement, the Note or any of the other Credit Documents exceed the maximum rate of interest allowed by applicable law and, in the event any such payment is made by any Borrower or any other Credit Party or received by the Lender, such excess sum shall be credited as a payment of principal. It is the express intent hereof that the Borrower not pay and the Lender not receive, directly or indirectly or in any manner, interest in excess of that which may be lawfully paid under applicable law. All interest and other charges, fees or other amounts deemed to be interest which are paid or agreed to be paid to the Lender under this Agreement, the Note or any of the other Credit Documents shall, to the maximum extent permitted by applicable law, be amortized, allocated and spread on a pro rata basis
                                                        --- ----
throughout the entire actual term of the Loan (including any extension or renewal period). Any and all fees payable hereunder are not intended, and shall not be deemed, to be interest or a charge for the use of money, but rather shall constitute an "other charge" within the meaning of O.C.G.A. (S) 7-4-2(a)(1).

                                  ARTICLE IV.

                          CONDITIONS PRECEDENT TO LOAN
                          ----------------------------

          Section 4.1.  Conditions Precedent.  The obligation of the Lender to
                        --------------------
refinance the Prior Loan hereunder shall be subject to the conditions precedent that (i) Borrower shall have paid all interest accrued on the Prior Loan through the date of such refinancing and shall have reduced the outstanding principal balance of the Prior Loan to $1,700,000 and (ii) the Lender shall have received the following documents (all such documents to be in form and substance satisfactory to the Lender):

               (a)  this Agreement and the Note duly executed;

               (b) the duly executed and completed Guaranty Agreements, Life Insurance Assignment and Security Agreements;

               (c) closing certificates of the Borrower and DBS, duly executed and appropriately completed;

          (d) if requested by Lender, an opinion of counsel for the Credit Parties and Collins addressed to Lender and covering such matters as Lender may deem appropriate;

          (e) a copy of the Certificate or Articles of Incorporation (or other comparable charter instrument) of each of the Borrower and DBS (certified as of a recent date by the Secretary of State or other appropriate official of the state of such Credit Party's incorporation), together with current good standing certificates or certificates of existence for each of such Credit Parties issued as of a recent date by the Secretary of State or other appropriate official of such Credit Party's jurisdiction of incorporation and of such other jurisdictions where such Credit Party presently is qualified to do business as a foreign corporation (subject to such exceptions as may be acceptable to the Lender);

          (f) copies of all documents and instruments, including all consents, authorizations and filings, required under any Requirement of Law or by any Contractual Obligation of any of the Credit Parties, in connection with the execution, delivery, performance, validity and enforceability of the Credit Documents and the other documents to be executed and delivered hereunder, and such consents, authorizations, filings and orders shall be reasonably satisfactory in form and substance to the Lender and shall be in full force and effect and all applicable waiting periods shall have expired;

          (g) all corporate proceedings and all other legal matters in connection with the authorization, legality, validity and enforceability of the Credit Documents shall be reasonably satisfactory in form and substance to Lender; and

          (h) such other documents, certificates, approvals or filings as the Lender may reasonably request.


                                   ARTICLE V.

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

     Borrower (as to itself and as to all of its Subsidiaries) hereby represents and warrants to the Lender as follows:

     Section 5.1.  Organization; Subsidiaries; Authorization; Valid and Binding
                   ------------------------------------------------------------
Obligations.
-----------

          (a) Each of the Borrower and DBS is a corporation duly organized and validly existing in good standing under the laws of the jurisdiction of its incorporation shown herein. Each of the Borrower and DBS is duly qualified as a foreign corporation and in good standing in each jurisdiction where the ownership of property or the nature of the business transacted by it makes such qualification necessary, except where the failure to be so qualified would not have a Material Adverse Effect. Each of the Borrower and

     DBS has all requisite power and authority to execute and deliver the Credit Documents to which it is a party, to perform its obligations under such Credit Documents and to own its respective property and carry on its respective business. As of this date Borrower has no Subsidiaries other than DBS.

          (b) The Credit Documents to which each of the Borrower and DBS is a party have been duly authorized by all requisite corporate or other action on the part of such Credit Party and duly executed and delivered by authorized officers of such Credit Party.

          (c) Each of the Credit Documents to which each of the Borrower, DBS or Collins is a party constitutes a valid obligation of such Person, legally binding upon and enforceable against such Person in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally or by general principles of equity.

     Section 5.2.  Financial Statements.  All of the financial statements for
                   --------------------
any or all of the Credit Parties provided to the Lender fairly present the financial condition of such Credit Parties as at the dates thereof and the results of their operations for the periods covered thereby in conformity with GAAP (subject, in the case of interim financial statements, to normal year-end adjustments). Since the date of the most recent annual financial statements for Borrower presented to the Lender, there has been no Material Adverse Effect.

     Section 5.3.  Actions Pending.  There is no action, suit, investigation or
                   ---------------
proceeding pending or, to the knowledge of any Borrower, threatened against any of the Credit Parties, or any properties or rights of any of the Credit Parties, by or before any court, arbitrator or administrative or governmental body which has had or could reasonably be expected to result in any Material Adverse Effect.

     Section 5.4.  Title to Properties.  Each of the Credit Parties has good and
                   -------------------
marketable title to all of its respective properties and assets (other than properties and assets disposed of in the ordinary course of business), subject to no Lien of any kind except Liens granted under the Security Documents or Permitted Liens.

     Section 5.5.  Taxes.  Each of the Credit Parties has filed all federal,
                   -----
state and other income tax returns which, to the knowledge of any Borrower, are required to be filed, and each has paid all taxes as shown on such returns and on all assessments received by it to the extent that such taxes have become due, except such taxes as are not due or which are being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP as required below.

     Section 5.6.  Conflicting Agreements and Other Matters.  Neither the
                   ----------------------------------------
execution nor delivery of this Agreement, nor fulfillment of or compliance with the terms and provisions of this Agreement, will conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in any violation of, or result in the creation of any Lien (other than any Lien arising under any Credit Document) upon any of the properties or assets of any Credit Party pursuant to, the charter or by-laws of any Credit Party, any award of any arbitrator or any agreement, instrument, order, judgment, decree, statute, law, rule or regulation to which any Credit Party or any of its property is subject.

     Section 5.7.   Governmental Consent.  Except for any recording or filing
                    --------------------
which may be required by applicable law to perfect or maintain the perfection of the Lender's Liens in the Collateral, no consent, approval or authorization of, or declaration or filing with, any governmental authority is required for the valid execution, delivery and performance by any Credit Party of the Credit Documents executed by such Person or the consummation of any of the transactions contemplated by the Credit Documents.

     Section 5.8.   Compliance with Laws and Regulations.  Each of the Credit
                    ------------------------------------
Parties complies with all federal, state, local, and other laws, ordinances and other governmental rules or regulations to which any of them is subject, including without limitation, Environmental Laws and laws and regulations relating to equal employment opportunity and employee safety and each Credit Party will promptly comply with all such laws and regulations which may be legally imposed on such Credit Party in the future, except where the failure to so comply has not had or could not reasonably be expected to have a Material Adverse Effect.

     Section 5.9.   Possession of Licenses, Leases, Franchises, Etc.  Each
                    ------------------------------------------------
Credit Party possesses any and all licenses, leases, franchises, certificates, permits and other authorizations from any governmental or regulatory authorities or from any other Person that are necessary in any material respect for the ownership, maintenance and operation of their respective properties and assets and none of the Credit Parties is in violation of any thereof in any material respect.

     Section 5.10.  Margin Regulations and Investment Company Act, Etc.  No part
                    ---------------------------------------------------
of the proceeds of the Prior Loan were used for any purpose which violated, or which was inconsistent or not in compliance with, the provisions of the applicable Margin Regulations. No Credit Party is an "investment company" or a company "controlled" by an "investment company" (as each of the quoted terms is defined or used in the Investment Company Act of 1940, as amended). No Credit Party is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, or any foreign, federal or local statute or regulation limiting its ability to incur Indebtedness for money borrowed, to guarantee such Indebtedness or to grant Liens on any of its assets to secure such indebtedness, as contemplated by this Agreement or by any other Credit Document.

     Section 5.11.  Disclosure.  Neither this Agreement nor any other document,
                    ----------
certificate or statement furnished to the Lender by or on behalf of Borrower, any other Credit Party or Collins in connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not materially misleading. There is no fact peculiar to Borrower, any of the other Credit Parties or Collins which could reasonably be expected to have a Material Adverse Effect and which has not been set forth in this Agreement or in the other documents, certificates and statements furnished to the Lender by or on behalf of Borrower prior to the date hereof in connection with the transactions contemplated hereby.

     Section 5.12.  Insurance.  Each of the Credit Parties maintains insurance
                    ---------
with respect to its respective properties and businesses, with financially sound and reputable insurers, having coverages against losses or damages of the kinds customarily insured against by reputable companies engaged in the same or similar businesses, such insurance being in amounts no less than those amounts which are customary for such companies under similar circumstances. Each of the Credit Parties has paid all insurance premiums due and owing with respect to such insurance policies and coverages and such policies and coverages are in full force and effect.

                                  ARTICLE VI.

                             AFFIRMATIVE COVENANTS
                             ---------------------

     For so long as this Agreement is in effect, and unless the Lender expressly consents in writing to the contrary, the Borrower covenants and agrees to comply (and cause each of the other Credit Parties to comply) with the following covenants:

     Section 6.1.   Financial Statements and Notices.  Borrower shall promptly
                    --------------------------------
deliver to the Lender: (a) within forty-five (45) days after the end of each fiscal quarter of Borrower, a consolidated balance sheet of Borrower and its consolidated Subsidiaries as at the end of such period, setting forth in the case of each quarterly statement in comparative form figures for the corresponding period in the preceding fiscal year, all in reasonable detail, prepared in accordance with GAAP (subject to changes resulting from normal year-end adjustments), but not audited, and, if requested by Lender, accompanied by a duly completed and executed Officer's Certificate certifying Borrower's compliance with the financial and other covenants in this Agreement as of the date of the delivery of such financial statements; (b) within ninety (90) days after the end of each fiscal year of Borrower, consolidated and consolidating statements of income and cash flows of Borrower and its consolidated Subsidiaries for such year, and consolidated and consolidating balance sheets of Borrower and its consolidated Subsidiaries as at the end of such year, setting forth in each case in comparative form corresponding figures from the preceding annual audit, all in reasonable detail, prepared in accordance with GAAP and reasonably satisfactory in scope to the Lender and audited in accordance with generally accepted auditing standards and certified to Borrower by independent public accountants of recognized standing selected by Borrower and reasonably acceptable to the Lender whose certificate shall be unqualified, which financial statements shall be accompanied by a duly completed and executed Officer's Certificate certifying Borrower's compliance with the financial and other covenants in this Agreement as of the date of the delivery of such financial statements; (c)
promptly upon receipt thereof, a copy of each other report submitted to Borrower or any of its consolidated Subsidiaries by its independent public accountants in connection with any annual, interim or special audit made by them of the books of Borrower or any such Subsidiary (including, without limitation, any management report prepared in connection with such accountants' annual audit of Borrower and its consolidated Subsidiaries); (d) promptly upon transmission thereof, copies of all such financial statements, proxy statements, notices and reports as Borrower shall send to its public stockholders, if any, and copies of all registration statements and all reports which Borrower files with the SEC (or any governmental body or agency succeeding to the functions of the SEC); (e) promptly upon obtaining knowledge of an Event of Default, an Officer's Certificate specifying the nature and period of existence thereof and what action the Borrower propose to take with respect thereto; (f) immediately upon becoming aware that the holder of any evidence of indebtedness or any security of any Credit Party has given notice or taken any other action with respect to a claimed default or event of default with respect to such indebtedness or security or event which, with the giving of notice or passage of time, or both, would constitute a default with respect to such indebtedness or security, an Officer's Certificate specifying the notice given or action taken by such holder and the nature of the claimed default or event and what action such Credit Party is taking or proposes to take with respect thereto, provided that in each and
                                                    --------
every case noted above the aggregate outstanding principal balance of the indebtedness or security involved (or all such indebtedness or securities combined) must equal or exceed $50,000; (g) promptly after (i) the occurrence thereof, notice of the institution by any Person of any action, suit or proceeding or any governmental investigation or any arbitration, before any court or arbitrator or any governmental or administrative body, agency, or official, against any Credit Party, or any material property of any Credit Party, in which the amount in controversy is stated to be more than $50,000 individually or in the aggregate or, where no amount in controversy is stated, which might, if adversely determined, have a Material Adverse Effect or (ii) the receipt of actual knowledge thereof, notice of the threat of any such action, suit, proceeding, investigation or arbitration, each such notice under this subsection to specify, if known, the amount of damages being claimed or other relief being sought, the nature of the claim, the Person instituting the action, suit, proceeding, investigation or arbitration, and any other significant features of the claim; and (h) with reasonable promptness, such other information relating to the operations, management, business, properties or financial condition of any Credit Party, Collins (but only so long as he is a Guarantor), or any Plan as the Lender may reasonably request in writing from time to time.

     Section 6.2.   Inspection of Property.  Each of Borrower and the other
                    ----------------------
Credit Parties will permit any Person designated by the Lender in writing to visit and inspect any of the properties of such Credit Party, to examine the corporate books and records of such Credit Party and such other documents as the Lender may reasonably request and make copies thereof or extracts therefrom, and to discuss the affairs, finances and accounts of any of such corporations with the officers of such Credit Party and with such Credit Party's independent public accountants, all at such reasonable times and as often as the Lender may reasonably request.

     Section 6.3.   Books and Records.  Each of Borrower and the other Credit
                    -----------------
Parties shall keep its books, records and accounts in accordance with GAAP and practices applied on a basis consistent with preceding years.

     Section 6.4.   Maintenance of Insurance.  Each of Borrower and the other
                    ------------------------
Credit Parties shall maintain with financially sound and responsible insurers reasonably acceptable to the Lender, insurance with respect to its properties and business against such casualties and contingencies (including worker's compensation and public liability, larceny, embezzlement or other criminal misappropriation) and in such amounts as is customary in the case of similarly situated corporations engaged in the same or similar businesses.

     Section 6.5.   Maintenance of Corporate Existence, Properties, Licenses,
                    ---------------------------------------------------------
Etc.  Except to the extent otherwise permitted hereby, each of Borrower and the
----
other Credit Parties will do or cause or cause to be done all things reasonably necessary to preserve, renew and keep in full force and effect the corporate, partnership or other legal existence of such Credit Party and the patents, trademarks, service marks, trade names, service names, copyrights, licenses, leases, permits, franchises and other rights, that continue to be useful in some material respect to the business of such Credit Party, and at all times maintain, preserve and protect all licenses, leases, permits, franchises and other rights that continue to be useful in some material respect to the business of such Credit Party, and preserve all the remainder of its property useful in the conduct of its business and keep the same in good repair, working order and condition (ordinary wear and tear excepted), and from time to time, make, or cause to be made, all needful and proper repairs, renewals, replacements, betterments and improvements thereto so that the business carried on in connection therewith may be properly and advantageously conducted at all times.

     Section 6.6.   Payment of Taxes and Claims.  Each of Borrower and the other
                    ---------------------------
Credit Parties will pay and discharge or cause to be paid and discharged all taxes, assessments and governmental charges or levies imposed upon it or upon its respective income and profits or upon any of its property, real, personal or mixed or upon any part thereof, before the same shall become in default as well as all lawful claims for labor, materials and supplies or otherwise, which, if unpaid, might become a Lien or charge upon such properties or any part thereof, provided that no Credit Party shall be required to pay and discharge or cause to
--------
be paid and discharged any such tax, assessment, charge, levy or claim so long as the validity thereof shall be timely contested in good faith by appropriate proceedings and it shall have set aside on its books adequate reserves with respect to any such tax, assessment, charge, levy or claim, so contested; and provided, further, that payment with respect to any such tax, assessment,
--------
charge, levy or claim shall be made before any property of such Credit Party shall be seized or sold in satisfaction thereof.

     Section 6.7.   Type of Business.  Borrower will remain, and will cause each
                    ----------------
direct or indirect Subsidiary of Borrower to be and remain, substantially in the same businesses in which Borrower or such Subsidiary is engaged as of the date of this Agreement or in such other types of business which are reasonably related or incidental thereto.

     Section 6.8.   Compliance with Laws, Contracts, Etc.  Each of Borrower and
                    -------------------------------------
the other Credit Parties shall comply in all material respects, with all Requirements of Law and Contractual Obligations applicable to or binding on any of them, except where the failure to so comply has not had or could not be reasonably expected to have a Material Adverse Effect.

     Section 6.9.   Capital Expenditures.  Borrower's Capital Expenditures shall
                    --------------------
not exceed $75,000 for any fiscal year of Borrower ending on or after June 30, 1997 without the prior written consent of Lender (up to $75,000 of Borrower's unused Capital Expenditure capacity in any one fiscal year may be carried forward to and used by Borrower in the immediately succeeding fiscal year).

                                  ARTICLE VII.

                               NEGATIVE COVENANTS
                               ------------------

     For so long as this Agreement is in effect, and unless the Lender expressly consents in writing to the contrary, the Borrower covenants and agrees to comply (and cause each of the other Credit Parties to comply) with the following covenants:

     Section 7.1.   Liens.  Borrower will not, and Borrower will not permit any
                    -----
of its Subsidiaries to create, assume or suffer to exist any Lien upon any of its property or assets, whether now owned or hereafter acquired, except: (a) liens for taxes (including ad valorem taxes), assessments or other governmental charges or levies not yet due or which are being actively contested in good faith by appropriate proceedings, if adequate reserves with respect thereto are maintained on the books of such Credit Party in accordance with GAAP; (b) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other Liens imposed by law created in the ordinary course of business for amounts not yet due or which are being contested in good faith by appropriate proceedings, if adequate reserves with respect thereto are maintained on the books of such Credit Party in accordance with GAAP; (c) liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security benefits or obligations or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations, provided
                                                                     --------
that such Liens were not incurred in connection with the borrowing of money or the obtaining of advances; (d) Purchase Money Liens securing Purchase Money Indebtedness; (e) zoning ordinances, easements, licenses, restrictions on the use of real property and minor irregularities in title thereto which do not materially impair the use of such property in the operation of the business of such Credit Party or the value of such property; (f) inchoate liens arising under ERISA to secure current service pension liabilities as they are incurred under the provisions of Plans from time to time in effect; (g) rights reserved to or vested in any municipality or governmental, statutory or public authority to control or regulate any property of such Credit Party, or to use such property in a manner which does not materially impair the use of such property for the purposes for which it is held by such Credit Party; and (h) Liens created under the Security Documents.

     Section 7.2.   Sales, Merger, Consolidation, Etc.  Neither Borrower nor any
                    ----------------------------------
of its Subsidiaries will merge, consolidate or exchange shares with any other Person, or sell, lease or transfer or otherwise dispose of any of its assets to any Person, except: (a) Borrower or any Subsidiary may sell, lease, transfer or otherwise dispose of inventory or obsolete or unnecessary equipment in the ordinary course of business; (b) any Subsidiary of Borrower may merge or consolidate with Borrower (provided that Borrower shall be the surviving corporation therefrom) or with any other wholly-owned Subsidiary of Borrower;
(c) any Subsidiary of Borrower may sell, lease, transfer or otherwise dispose of all or any substantial part of its assets to Borrower or another wholly-owned Subsidiary of Borrower; and (d) any other Person (other than a Subsidiary of Borrower) may merge or consolidate with Borrower or any other Subsidiary of Borrower if no other Default or Event of Default shall be caused thereby, and in the case of any merger or consolidation involving Borrower, Borrower shall be the surviving corporation therefrom.

     Section 7.3.   ERISA Matters.  Neither Borrower nor any of the other Credit
                    -------------
Parties shall incur or suffer to exist any material accumulated funding deficiency within the meaning of ERISA or incur any material liability to the PBGC established under ERISA (or any successor thereto under ERISA) or otherwise take or fail to take any action with respect to any Plan where such action or failure has had or could reasonably be expected to result in a Material Adverse Effect.

     Section 7.4.   Dividends, Etc.  Borrower shall not declare or pay any
                    ---------------
dividend on its common stock (other than stock dividends) or make any payment to purchase, redeem, retire or acquire any of its capital stock or any option, warranty or other rights to acquire such capital stock unless and until (i) the Borrower has a positive Tangible Net Worth and (ii) the Borrower has positive Net Income for two (2) consecutive fiscal years (after giving effect to any dividend or other payment) and so long as no Default or Event of Default has occurred and is then continuing or would be caused thereby.

                                 ARTICLE VIII.

                               EVENTS OF DEFAULT
                               -----------------

     Section 8.1.   Events of Default.  Each of the following events shall
                    -----------------
constitute an Event of Default under this Agreement:

          (i) failure by Borrower to pay any of the Obligations (whether principal, interest, fees or other amounts) when and as the same become due and payable (whether at maturity, on demand, or otherwise), and, in the case of any failure to pay any interest or fees due hereunder, the continuation of such failure for five (5) days after the due date of such payment; or

          (ii) any Credit Party or Collins (but, in the case of Collins, only so long as he is a Guarantor) shall (1) apply for or consent to the appointment of or the taking of possession by a receiver, custodian, trustee or liquidator of such Person or of all or a substantial part of the property of such Person, (2) admit in writing the inability of such Person, or be generally unable, to pay the debts of such Person as such debts become due, (3) make a general assignment for the benefit of the creditors of such Person, (4) commence a voluntary case under the Bankruptcy Code (as now or hereafter in effect), (5) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, (6) fail to controvert in a timely or appropriate manner, or acquiesce in writing to, any petition filed against such Person in an involuntary case under the Bankruptcy Code, or (7) take any action for the purpose of effecting any of the foregoing; or

          (iii) a proceeding or case shall be commenced against any Credit Party or Collins (but, in the case of Collins, only so long as he is a Guarantor), in any court of competent jurisdiction, seeking (1) the liquidation, reorganization, dissolution, winding-up or composition or readjustment of debts of such Person, (2) the appointment of a trustee, receiver, custodian, liquidator or the like of such Person or of all or any substantial part of the assets of such Person, or (3) similar relief in respect of such Person under any law relating to bankruptcy, insolvency, reorganization, winding-up or composition and adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue in effect, for a period of thirty (30) days from commencement of such proceeding or case or the date of such order, judgment or decree, or any order for relief against such Person shall be entered in an involuntary case or proceeding under the Bankruptcy Code; or

          (iv) any representation or warranty made by Borrower herein or by any Credit Party or Collins in any of the other Credit Documents shall be false or misleading in any material respect on the date as of which made (or deemed made); or

          (v) any default shall occur in the performance or observance of any term, condition or provision contained in Section 6.09 or Article VII of this Agreement; or

          (vi) any default shall occur in the performance or observance of any term, condition or provision contained in this Agreement and not referred to in clauses (i) through (v) above, which default shall continue for ten
     (10) days after the earlier of the
     date Borrower acquires knowledge thereof or the Lender gives Borrower written notice thereof; or

          (vii) any material provision of this Agreement or any other Credit Document shall at any time for any reason cease to be valid and binding in accordance with its terms on Borrower, Collins or any other Credit Party which executed it, or the validity, enforceability, or priority thereof shall be contested by Borrower, Collins or any other Credit Party, or Borrower, Collins or any other Credit Party shall terminate or repudiate (or attempt to terminate or repudiate) any Credit Document executed by such Person; provided, however, that this paragraph (vii) shall not apply to any
             --------
     termination of the Guaranty executed by Collins in accordance with Section l(b) thereof; or

          (viii) the occurrence of an Event of Default under (and after giving effect to any notice and/or cure rights expressly provided in) any of the other Credit Documents; or

          (ix) default in the payment of principal of or interest on any other obligation of any Credit Party for money borrowed (or any obligation under conditional sale or other title retention agreement or any obligation secured by purchase money mortgage or deed to secure debt or any obligation under notes payable or drafts accepted representing extensions of credit or on any Capitalized Lease Obligation), or default in the performance of any other agreement, term or condition contained in any indenture or agreement under which any such obligation is created, guaranteed or secured if the effect of such default is to cause such obligation to become due prior to its stated maturity; provided that in each and every case noted above the
                          --------
     aggregate then outstanding principal balance of the obligation involved (or all such obligations combined) must equal or exceed $50,000; or

          (x) default in the payment of principal of or interest on any obligation of any Credit Party for money borrowed or equipment leased from the Lender or any Affiliate of the Lender (other than an Obligation) or default in the performance of any other agreement, term, or condition contained in any agreement under which any such obligation is created, guaranteed or secured if the effect of such default is to entitle the Lender to then cause such obligation to become due prior to its stated maturity [the parties intend that a default may constitute an Event of Default under this paragraph (x) even if such default would not constitute an Event of Default under paragraph (ix) immediately above]; or

          (xi) a judgment or order for the payment of money in excess of $50,000 or otherwise having a Material Adverse Effect shall be rendered against any Credit Party and such judgment or order shall not be released, vacated, stayed or fully bonded-off within thirty (30) days after the date of its issue or entry; or

          (xii) any material change in the executive management or the control of Borrower; or

          (xiii) Collins shall die at a time when the Guaranty Agreement executed by him is still in effect; or

          (xiv) a Reportable Event shall occur which the Lender determines in good faith constitutes grounds for the termination by the PBGC of any Plan or for the appointment by the appropriate United States district court of a trustee for any Plan, or if any Plan shall be so terminated or any such trustee shall be so requested or appointed, or if the Borrower or any of the other Credit Parties is in "default" (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan resulting from such Credit Party's complete or partial withdrawal from such Plan.

     Section 8.2.  Remedies.  Upon the occurrence of an Event of Default, the
                   --------
Lender may, in its discretion, exercise one or more of the following remedies:

          (i) by written notice to the Borrower, declare the principal of and any accrued interest on the Note and all other Obligations, to be, and whereupon the same shall become, immediately due and payable, and the same shall thereupon become due and payable without any further demand, presentment, protest or notice of any kind, all of which are hereby expressly waived by the Borrower; and

          (ii) exercise all or any of its rights and remedies as it may otherwise have under any of the other Credit Documents or any applicable law;

provided, however, that upon the occurrence of an Event of Default specified in
--------
Section 8.01(ii) or Section 8.01(iii) above, the result which would occur upon the giving of notice pursuant to Section 8.02(i) shall occur automatically without the giving of any such notice. No failure or delay on the part of the Lender to exercise any right or remedy hereunder or under the Credit Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy hereunder preclude any further exercise thereof or the exercise of any further right or remedy hereunder or under the Credit Documents. No exercise by the Lender of any remedy under the other Credit Documents shall operate as a limitation on any rights or remedies of the Lender under this Agreement, except to the extent of moneys actually received by the Lender under the other Credit Documents.

                                  ARTICLE IX.

                                 MISCELLANEOUS
                                 -------------

     Section 9.1.  Notices.  All notices, requests and other communications
                   -------
hereunder or
under any of the other Credit Documents shall be in electronic, telephonic (confirmed in writing) or written (including telecopier or similar writing) form and shall be given to the party to whom sent, addressed to it at its address set forth beneath its signature below. Each such notice, request or communication shall be effective (i) if given by telecopy, when such communication is transmitted to the telecopy number herein specified (any such notice, request or communication sent by telecopy shall be confirmed promptly thereafter by personal delivery or mailing in accordance with the other provisions of this Section, but such confirmation requirement shall not affect the date on which such telecopy shall be deemed to be effective for purposes hereof), (ii) if given by mail, two (2) Business Days after such communication is deposited in the United States mail with first class postage prepaid, return receipt requested, addressed as aforesaid, (iii) if sent for overnight delivery by Federal Express or other reputable national overnight delivery service, one (1) Business Day after such communication is entrusted to such service for overnight delivery and with recipient signature required, addressed as aforesaid, or (iv) if given by any other means, when delivered at the address of the party to whom such notice is being delivered.

     Section 9.2.  No Waiver: Remedies Cumulative.  No failure or delay on the
                   ------------------------------
part of the Lender in exercising any right or remedy hereunder and no course of dealing between any Credit Party and the Lender shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy hereunder or under the Note preclude any other or further exercise thereof or the exercise of any other right or remedy hereunder. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which the Lender would otherwise have. No notice to or demand on any Credit Party not required hereunder or under any other Credit Document in any case shall entitle any Credit Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Lender to any other or further action in any circumstances without notice or demand.

     Section 9.3.  Payment of Expenses; Indemnity.  (a) Borrower agrees to: (i)
                   ------------------------------
pay all reasonable out-of-pocket costs and expenses of the Lender incurred in connection with its negotiation, structuring, documenting, closing, administration or modification of, or in connection with the preservation of Lender's rights under, enforcement of, or any refinancing, renegotiation, restructuring or termination of, this Agreement or any other Credit Document or any instruments referred to therein or any amendment, waiver or consent relating thereto, including, without limitation, the reasonable fees and disbursements of counsel for the Lender, and (ii) pay and hold the Lender harmless from and against any and all present and future stamp, documentary, property, ad valorem
                                                                     -- -------
or other similar non-income taxes with respect to this Agreement, the Note or any other Credit Documents, any Collateral described therein, or any payments due thereunder, and save the Lender harmless from and against any and all liabilities with respect to or resulting from any delay or omission to pay such taxes.

     (b) In addition to the other amounts payable by the Borrower under this Agreement (including, without limitation, subsection (a) above), the Borrower hereby agrees to pay and indemnify the Lender from and against all claims, liabilities, losses, costs and expenses

(including, without limitation, reasonable attorneys' fees and expenses) which the Lender may (other than as a result of the gross negligence or willful misconduct of such Person) incur or be subjected to as a consequence, directly or indirectly, of (i) any actual or proposed use of any proceeds of the Loan or any Credit Party's entering into or performing under any Credit Document, (ii) any breach by any Credit Party of any representation, warranty, covenant or condition in, or the occurrence of any other default under, this Agreement or any of the other Credit Documents, including without limitation all reasonable attorney's fees or expenses resulting from the settlement or defense of any claims or liabilities arising as a result of any such breach or default, (iii) allegations of participation or interference by the Lender in the management, contractual relations or other affairs of any Credit Party, (iv) the Lender's holding any Lien on or administering any of the Collateral, (v) allegations that the Lender has joint liability with any Credit Party to any third party for any reason, or (vi) any suit, investigation or proceeding as to which the Lender is involved as a consequence, directly or indirectly, of its execution of this Agreement or any of the other Credit Documents, the making of the Loan, the holding of any Lien on any of the Collateral or any other event or transaction contemplated by this Agreement or any of the Credit Documents.

     Section 9.4.  Further Assurances.  Upon notice from the Lender, Borrower
                   ------------------
will, at any and all times, execute and deliver all such further documents, assignments, recordings, filings, transfers and assurances as may be reasonably necessary for the better assuring and confirming of all of the rights, revenues and other funds pledged or assigned to or mortgaged for the payment of its obligations hereunder, or intended so to be. If Borrower fails to do so after demand by Lender, Borrower hereby authorizes and empowers the Lender to file any financing statement or any amendments thereto with respect to any of the Collateral and the Lender's Liens therein or in accordance with the Uniform Commercial Code as in effect in the State or any other applicable jurisdiction without the signature of Borrower.

     Section 9.5.  Successors and Assigns, Sale of Interest.  This Agreement
                   ----------------------------------------
shall be binding upon and inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto; provided that Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Lender. Lender may sell, assign or grant participations in all or any part of Lender's rights, titles or interests hereunder and under the other Credit Documents without the prior written consent of the Borrower.

     Section 9.6.  Amendments.  No amendment or waiver of any provision of this
                   ----------
Agreement or the other Credit Documents, nor consent to any departure by any party hereto, or any other Credit Party therefrom, shall in any event be enforceable against any party to this Agreement unless the same shall be in writing and signed by such party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     Section 9.7.  Time of Essence.  Time is of the essence of this Agreement
                   ---------------
and each of the other Credit Documents.

     Section 9.8.   Governing Law.  This Agreement is intended to be performed
                    -------------
in the State of Georgia, and shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Georgia without regard to principles of conflicts of laws thereof.

     Section 9.9.   Counterparts.  This Agreement may be executed in any number
                    ------------
of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of.which shall together constitute one and the same instrument.

     Section 9.10.  Effectiveness: Survival.  (a) This Agreement shall become
                    -----------------------
effective on the date on which all of the parties hereto shall have signed a copy hereof (whether the same or different copies) and the Under shall have received the same.

     (b) All representations and warranties made herein and in the certificates, reports, notices, and other documents delivered pursuant to this Agreement, shall survive the execution and delivery of this Agreement, the other Credit Documents, and such other agreements and documents, the making of the Loan hereunder and the execution and delivery of the Note.

     Section 9.11.  Severability.  In case any provision in or Obligation under
                    ------------
this Agreement or the other Credit Documents shall be invalid, illegal or unenforceable, in whole or in part, in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     Section 9.12.  Independence of Covenants.  All covenants hereunder shall be
                    -------------------------
given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitation of, another covenant, shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.

     Section 9.13.  Headings Descriptive.  The headings of the several sections
                    --------------------
and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

     Section 9.14.  Termination of Agreement.  At such time as (i) Lender is no
                    ------------------------
longer obligated under this Agreement (whether by the terms hereof or as a result of a release of such obligations by the Borrower) to refinance the Prior Loan, and (ii) all Obligations have been paid and satisfied in full, this Agreement shall terminate; provided, however, that any and all indemnity
                           --------
obligations of any Credit Party to the Lender arising hereunder or under any of the other Credit Documents shall survive the termination of this Agreement or such other Credit Documents.

     Section 9.15.  Entire Agreement.  This Agreement and the other Credit
                    ----------------
Documents constitute the entire agreement among the Credit Parties, Collins and the Lender with respect to the Loan, the other Obligations and the Collateral and supersede all prior agreements, representations and understandings related to such subject matters.

     Section 9.16.  Jury Trial Waiver; Consent to Forum.  (a) THE BORROWER AND
                    -----------------------------------
THE LENDER IRREVOCABLY WAIVE ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER CREDIT DOCUMENTS OR ANY MATTER ARISING HEREUNDER OR THEREUNDER.

     (b) THE BORROWER AND THE LENDER ALSO AGREE THAT ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OF THE OTHER CREDIT DOCUMENTS OR TO ENFORCE ANY JUDGMENT OBTAINED AGAINST ANY BORROWER OR ANY OTHER CREDIT PARTY IN CONNECTION WITH THIS AGREEMENT OR SUCH OTHER CREDIT DOCUMENT, MAY BE BROUGHT BY THE LENDER, BORROWER OR SUCH OTHER CREDIT PARTY IN ANY STATE OR FEDERAL COURT SITTING IN THE COUNTY OF THE STATE IN WHICH LENDER'S ADDRESS SHOWN BELOW IS LOCATED, OR IN ANY OTHER COURT TO THE JURISDICTION OF WHICH SUCH BORROWER OR SUCH OTHER CREDIT PARTY OR ANY OF ITS PROPERTY IS OR MAY BE SUBJECT. EACH OF THE BORROWER AND THE LENDER IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE AFORESAID STATE AND FEDERAL COURTS, AND IRREVOCABLY WAIVES ANY PRESENT OR FUTURE OBJECTION TO VENUE IN ANY SUCH COURT, AND ANY PRESENT OR FUTURE CLAIM THAT ANY SUCH COURT IS AN INCONVENIENT FORUM, IN CONNECTION WITH ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OF THE OTHER CREDIT DOCUMENTS.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered on their behalf and each of the Borrower has caused its corporate seal to be hereunto affixed, all as of the date first above stated.

                              BORROWER:

(CORPORATE SEAL)              PROVESA, INC.

Attest:
                              By:s/ Donny R. Jackson
                                 --------------------
                                    President
s/  John W. Collins
-------------------------
Secretary
                              Address for Notices:

                              5730 Oakbrook Parkway, Suite 130
                              Norcross, Georgia 30093
                              Attn: President
                              Telecopy:(404) 246-3755


                              LENDER:

                              FIRST NATIONAL BANK OF
                              COMMERCE


                              By:s/ C.W. Blair, Jr.
                                 --------------------
                                    President

                              Address for Notices:

                              1731 North Elm Street
                              Commerce, Georgia 30521
                              Attn: President
                              Telecopy:(706) 335-8249